UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2012
____________________

PENTAIR, INC.
(Exact name of registrant as specified in charter)

Minnesota	000-04689	41-0907434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5500 Wayzata Blvd. Suite 800 Golden valley, Minnesota (Address of principal executive offices and Zip Code)		55416 (Zip Code)

Registrant’s telephone number, including area code: (763)545-1730

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

    On March 28, 2012, Pentair, Inc. and Tyco International Ltd. issued a joint press release.  A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

On March 28, 2012, Pentair, Inc. made a presentation to analysts and investors.  The presentation slides are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Press release dated March 28, 2012.
99.2	Slides presented by Pentair, Inc. to analysts and investors on March 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENTAIR, INC.
Registrant

Date: March 28, 2012	By:	/s/ John Stauch
John Stauch
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 28, 2012.
99.2	Slides presented by Pentair, Inc. to analysts and investors on March 28, 2012.